Exhibit 99.1
Investment Cooperation Agreement*
:
Parties to the Investment Cooperation Agreement:
Party A: Management Committee of the Chengdu Hi–Tech Industrial Development Zone (“Party A”)
Address: No.18, North Tianfu Avenue, Chengdu, People’s Republic of China
: 610041
Postcode: 610041
Party B: DIODES HONG KONG HOLDING COMPANY LIMITED (“Diodes” or “Party B”)

*	Confidential treatment has been requested with respect to all the redacted portions of the Investment Cooperation Agreement, which has been filed separately with the Securities and Exchange Commission.

Address: Unit 511 5/F Tower 1, Silvercord 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong.
     In accordance with the existing People’s Republic of China (“China”) laws, orders, policies and regulations, with regard to Party B’s proposed investment in a surface mounting component production and assembly and testing (“A&T”) and integrated circuit A&T project (hereinafter referred to as the “Investment Project” or “Project”) in Chengdu Hi-Tech Industrial Development Zone (hereinafter referred to as “CDHT”), both parties, based on the principle of mutual benefits, have reached an agreement and stated such an agreement in this Investment Cooperation Agreement (hereinafter referred to as the “Agreement”) after full consultation between both parties. Both parties shall abide by this Agreement.

     1. Project Description

Diodes
     1.1. Project Name: Diodes Surface Mounting Component Production and A&T and Integrated Circuit A&T Project.

          1.2. Project Details: Party B will set up joint venture companies (hereinafter referred to as the “Project Company”) with Chengdu Ya Guang Electronic Company Limited (hereinafter referred to as “Yaguang”) inside and/or outside the Sichuan Chengdu Export Processing Zone (hereinafter referred to as “EPZ”) located in the west park of CDHT to invest and operate the surface mounting component production and A&T and integrated circuit A&T Project. The investment and the ownership proportion of Diodes and Yaguang in the Project Company shall be initially set at 95% and 5%, respectively. The investment proportion and ownership of the Project Company may, however, increase or decrease at any time between Diodes and Yaguang at both parties’ discretion even to a point in which the Project Company is 100% fully owned by Diodes and/or converted into a Wholly Foreign Owned Enterprise operated solely by Diodes without Yaguang’s investment.

       1.3 The Total Project Investment and Registered Capital of the Project Company: At the end of the [REDACTED] year from the date of the establishment of the Project Company, the total investment shall be no less than [REDACTED], fixed assets investment shall be no less than [REDACTED], and the registered capital shall be no less than [REDACTED]. At the end of the [REDACTED] year from the date of the establishment of the Project Company, the total investment shall be no less than [REDACTED], fixed assets investment shall be no less than [REDACTED], and the registered capital shall be no less than [REDACTED]. Party A is obligated to assist Party B to set up an investment-oriented company, including, but not limited to, assistance in Party B’s application of government approvals and other related administrative permits, which such investment-oriented company will be responsible for fulfilling the total investment and registered capital of the Project Company. If Party B is not qualified to set up an investment-oriented company by law, the total Project investment and the registered capital of the Project Company shall be directly invested by Party B.
          1.4 Construction Area of Project: The area shall reach about [REDACTED] in the [REDACTED] years. From the [REDACTED] to [REDACTED] year, the area shall increase by about [REDACTED] each year. Among which,
1)	Investment intensity shall be no less than [REDACTED].

2)	Building density shall be no less than [REDACTED].

3)	Plot ratio (gross area building density) shall be no less than [REDACTED] (If there is a demand for special processes/techniques, there will be an appropriate reduction of the plot ratio upon the approval of the relevant government agencies.).
             1.5 Construction Starting Time and Construction Period: The Project construction shall start in year 2010. The Project design by Party B shall be a one-time Project design, and Project applications filed and reported at multiple times by Party B or the Project Company. The Project will be constructed in phases in accordance with the Project design, with the construction period of each phase not exceed twelve (12) months.

          1.6 Project Economic Indicators Forecast: In the [REDACTED] year after the establishment of the Project Company, the Project’s estimated annual production will be [REDACTED], with an annual output value of [REDACTED] and an annual tax payment of [REDACTED], respectively. In the [REDACTED] year after the establishment of the Project Company, the Project’s estimated annual production will be [REDACTED], with an annual output value of [REDACTED] and an annual tax payment of [REDACTED], respectively. Both Parties acknowledge and agree that the Project Economic Indicator Forecast as stated in this Agreement is not a definitive forecast and may be adjusted from time to time to meet any present or future local, state or world societal or economic developments, government and/or business requirements.

          2. Party A Promises

2.1、在项目满足成都市关于工业项目建设用地容积率（[REDACTED]）和投资强度（电子设备制造业为[REDACTED]）的前提下，为支持乙方的投资，甲方承诺将根据项目建设进度向项目公司分期提供位于成都高新区西部园区出口加工区内面积约为[REDACTED]（约[REDACTED]，最终面积以高新区规划建设局批准的项目公司总平方案所需面积为准，地块的位置示意图参见本协议附件）的土地（以下称“项目用地”）用于本协议项下的项目建设，并保留约[REDACTED]的土地用于项目未来的后期建设及进一步的发展工程(其中，约[REDACTED]是在出口加工区内，约[REDACTED]是在出口加工区外)。该项目用地使用权期限为50年，地块供地方式为：挂牌，挂牌底价按净用地[REDACTED]测算（含土地出让金）或以挂牌时国家颁布的土地最低出让价格为准。土地出让契税由项目公司依法缴纳。该项目用地使用权期限到期之后，双方可按照当时的法律法规规定并按照当时的公平市场价值协商另签一份含有公平和合理的条款和条件的协议来延长项目用地使用权期限。

     2.1. Under the preconditions that the Project meets the requirements of construction land plot ratio ([REDACTED]) and investment intensity ([REDACTED] applied to electronic equipment manufacturing) of Chengdu’s industrial projects, Party A promises to provide land (hereafter referred to as “the Land”) to the Project Company in phases according to Project construction progress to support Party B’s investment. The Land will be located in EPZ of the west park of CDHT, with an area of [REDACTED] (about [REDACTED], the final size of the area shall be determined by the Project Company’s total area requirement approved by CDHT Planning and Construction Bureau) for construction under this Project (please refer to the location block diagram attached to this Agreement). An additional Land with an area of approximately [REDACTED] (of which, approximately [REDACTED] shall be land located within the EPZ, and approximately [REDACTED] shall be land located outside the EPZ) will be reserved for future construction and further development of the Project. The term of the Land use right is fifty (50) years. The Land will be provided by listing, and the reserve price for the Land will be calculated according to the net land area and the price of [REDACTED] (land transfer payment included), or the minimum land transfer price issued by the government at the time of the listing. The deed tax shall be paid by Project Company according to the law. After the Land use right expires, both parties shall negotiate and sign an agreement, containing reasonable and justified terms and conditions, to extend and continue the right to use the Land in accordance with the then existing laws and regulations and in accordance with the then fair market value.
            2.2. Party A promises Party B that if Party B or the Project Company wins the listing for the Land, Party B or the Project Company shall sign the Land Use Right Transfer Contract of State-owned Construction Land with the Chengdu Land and Resources Bureau. With regard to the final land price, the agreed price shall prevail.

         2.3. Party A shall ensure the Land provided to Party B or the Project Company has access to three (3) rights (i.e. water, power, and road) beyond the redline and a plain & normal feature of the land inside the redline (in other words, in the land there is no building or structure yet to be compensated, no young crops or other ground fixtures, and no obstruction in the air to affect construction). Party A promises Party B that Party A shall provide related municipal utilities and infrastructure of Seven Connections and One Leveling and ensure it meets the requirements of the Project Company (i.e. tap water, rainwater discharge, sewage, natural gas supply, telecommunication network, and electric power supply being connected to the same side of the adjacent municipal road of the land and proper land leveling).
          2.4. Party A promises Party B that Party A will provide Party B and the Project Company with all-dimensional services for the Project construction and operation, and provide assistance regarding related procedural matters.

          2.5. Party A agrees that the above-mentioned Land acquired by Party B or the Project Company can be transferred to a third party selected by Party B or the Project Company in its sole discretion. However, the usage of the land shall not be changed. Relevant taxes and fees resulted from the transfer shall be handled according to the laws.
          2.6. Party B or the Project Company can, of its own accord, lease part of the factory buildings owned by Party B or the Project Company to Party B’s or the Project Company’s coordinated third party.
          2.7. Party B or the Project Company shall enjoy incentives not less favorable than preferential treatments or subsidies granted to the [REDACTED] or [REDACTED]’s affiliated enterprises.

         2.8. All preferential treatments or subsidies stated in this Agreement or its supplementary agreements are independent and separately calculated preferential treatments or subsidies.

         3. Party B Promises:
         3.1. After signing of this Agreement, Party B shall finish approval procedures, business registration, and tax registration of the Project Company in CDHT by October 31, 2010. The initial registered capital of the Project Company shall be no less than USD 50 million (such amount shall be invested into the Project Company in phases within two (2) years according to existing laws and regulations but, if necessary as solely determined by Party B, can extend one (1) more year before the full investment is made completely in accordance with existing laws and regulations), and the investment scale shall reach the amount and based on the schedule stated in Article

1.3 of this Agreement. The actual duration of operation of the Project Company in CDHT shall be no less than ten (10) years.
          3.2. The Project Company shall sign the Chengdu Hi-Tech Zone Project Construction & Operation Agreement (hereinafter referred to as “Construction Promotion Agreement”) with CDHT Planning and Construction Bureau (on behalf of the Management Committee of CDHT) within thirty (30) calendar days after the Project Company has completed the approval procedures, business registration and tax registration. The Construction Promotion Agreement serves as a supplementary attachment to this Agreement.

          3.3. Party B shall ensure the Project meets environmental and safety requirements in accordance with applicable laws and regulations.

          4. Should any party to this Agreement default due to non-external factors, the other party is entitled to the right to invoke the defaulting party’s responsibilities for breach accordingly to the law only after giving the defaulting party ninety (90) calendar days to cure the default and the default party fails to cure such default. If Party B breaches the commitments stated in this Agreement, to the extent that the purpose of this Agreement cannot be realized, Party A shall give ninety (90) calendar days to Party B to cure the breach of such commitment stated in this Agreement, including both parties coming to an agreement of an alternative solution; thereafter, if Party B fails to cure the breach, Party A, upon prior written notification to Party B, shall then be entitled to stop continue to provide incentives and subsidies, and Party B and/or the Project Company should refund a portion of the enjoyed fixed asset investment subsidies to Party A equal to an amount of the total enjoyed fixed asset investment subsidies minus the [REDACTED] subsidy for the actual fixed asset investment. In no event, however, shall Party B and/or the Project Company refund Party A such enjoyed subsidies or incentives more than the amount Party B and/or the Project Company received from Party A.
          5. Except as otherwise required by court orders, laws and regulations in China, the United States of America, or other countries, both parties agreed that without the approval by the confidential information provider, any confidential information contained in communications between both parties shall not be disclosed to any non-affiliated third party (either individuals or organizations).
          6. Both parties agree to interpret this Agreement according to the laws of China. Any dispute arising from this Agreement or matters related to this Agreement shall be resolved according to laws of China. Any dispute arising from the implementation of this Agreement shall be resolved through consultation. If consultation fails, the dispute should be resolved through the arbitration of the China Council for the Promotion of International Trade in Beijing, China (the “Arbitration Commission”) using its arbitration rules. The Arbitration Commission should compose of no more than three (3) arbitrators and include at least one arbiter of foreign nationality, with both Chinese and English languages being permitted at the arbitration hearings.

          7. This Agreement takes effect after this Agreement is signed by both parties’ respective legal representatives or authorized agents and affixed with both parties’ official seals.
          8. Any matter not mentioned under this Agreement can be otherwise consulted between the two parties and enter a separate supplementary agreement as an attachment to this Agreement. The supplementary agreement will form an integral part of this Agreement and has the same and equal legal validity and effect.
          9. This Agreement is drafted and executed in both Chinese and English. Both versions are equally valid and enforceable. Should any discrepancy arises from both translations, the Chinese version shall prevail.

          10. This Agreement is signed in Chengdu, China. There are 6 originals, and each party holds 3 originals.

          11. Change of Law
          After the signing of this Agreement, if new laws, regulations or rules are promulgated or any laws, regulations or rules are modified or cancelled, or such laws, regulations or rules are interpreted or implemented differently from when the Agreement is entered into, by the PRC government (including the central, provincial, municipal or local government and/or its departments), which render Party B or the Project Company hereto to sustain material losses in economic benefits provided for in this Agreement, Parties hereto shall, within sixty (60) calendar days after the occurrence of any of the above described events, make necessary adjustment through consultations between both Parties to ensure the economic benefits enjoyed by Party B or the Project Company to be no less than Party B or the Project Company would have enjoyed if such promulgation, modification or cancellation of such laws, regulations or rules had not taken place or the different interpretation or implementation had not been made.

          12. Others
          12.1. This Agreement shall constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior understanding, communication, agreement and contract in respect of the subject matter hereof.

          12.2. Failure or delay on the part of any Party to exercise any right or privilege under this Agreement shall not operate as a waiver nor shall any partial exercise of any right or privilege preclude any further exercise thereof. Any waiver by a Party at any time of a breach of any term or provision of this Agreement shall not be construed as a waiver by such Party of any subsequent breach, its rights under such term or provision, or any of its other rights hereunder.

          12.3. Invalidity or avoidance of any part Agreement shall not affect the validity of the other parts hereof.
          12.4. After negotiation by both parties, Party B shall have the full right to transfer or assign any of its rights, obligations and benefits under this Agreement and/or any amendment or supplement to this Agreement to any of Party B’s subsidiaries or affiliates.

     The supplementary attachment to this Agreement: Location block diagram.
Party A: Management Committee of the Chengdu Hi–Tech Industrial Development Zone
Legal Representative (Authorized Agent)
(Signature):
DIODES HONG KONG HOLDING COMPANY LIMITED
Party B: DIODES HONG KONG HOLDING COMPANY LIMITED
Legal Representative (Authorized Agent)

(Signature):

     Signing Date: 2010

DIODES项目位置示意图

项目位置
N
外
环
路
出口加工区
电子科技大学
中海国际社区
土
龙
路
华为
华为
华为
中医药大学
国防软件学院